                                                                    EXHIBIT 4.1


                                 [VENTANA LOGO]

                         VENTANA MEDICAL SYSTEMS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

      This Certificate is transferable in Minneapolis, MN or New York, NY

     See reverse for statements relating to rights, preferences, privileges and restrictions, if any.


                              This Certifies that


                   -----------------------------------------

                                is the owner of


                   ------------------------------------------

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.001 PER SHARE, OF

                         VENTANA MEDICAL SYSTEMS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

       WITNESS the facsimile signatures of its duly authorized officers.

Dated

/s/ R. Michael Rodgers                  /s/   James Danehy
- -------------------------               -----------------------
Vice President, Chief                   President and Chief
Financial Officer                       Executive Officer
and Secretary



Countersigned and registered:
Norwest Bank Minnesota, N.A.
Transfer Agent and Registrar

By: _________________________
    Authorized Signature

                         VENTANA MEDICAL SYSTEMS, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common



UNIF GFT MIN ACT -- _______________ Custodian _________________
                       (Cust)                    (Minor)
                    under Uniform Gifts to Minors
                    Act________________________________________
                                 (State)
UNIF TRF MIN ACT -- _______________ Custodian (until age _____)
                       (Cust)
                    ____________________under Uniform Transfers
                       (Minor)
                    to Minors Act______________________________
                                           (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________



                               X________________________________________________

                               X________________________________________________
                                THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                        NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                                FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                CHANGE WHATEVER.

Signature(s) Guaranteed



By_______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.